Inventories (Details) - USD ($)	Jun. 30, 2016	Dec. 31, 2015
Inventory, Net	$ 430,800,000	$ 369,300,000
Major classes of inventories
Finished goods	180,100,000	145,800,000
Service parts	155,800,000	155,700,000
Raw materials and work in process	94,900,000	67,800,000
Total inventories	$ 430,800,000	369,300,000
Reclassification between service parts and raw materials and work in process
Inventory, Net		19,700,000.0
Major classes of inventories
Total inventories		$ 19,700,000.0